                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:



[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12


                        DWS RREEF REAL ESTATE FUND, INC.
                      DWS RREEF REAL ESTATE FUND II, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                                                     (DWS LOGO)
                                                     280 PARK AVENUE
                                                     NEW YORK, NEW YORK
                                                     10017
                                                     (800) 349-4281
                                                     MAY 31, 2006

DWS RREEF Real Estate Fund, Inc.
DWS RREEF Real Estate Fund II, Inc.

To the Stockholders:

     The Annual Meetings of Stockholders of DWS RREEF Real Estate Fund, Inc. and DWS RREEF Real Estate Fund II, Inc. (each, a "Fund" and collectively, the "Funds") are to be held at 1:00 p.m. and 1:15 p.m., respectively, Eastern time, on Wednesday, June 28, 2006 at the offices of Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Investment Manager"), 27th Floor, 345 Park Avenue, New York, New York 10154. Stockholders who are unable to attend the meeting of their Fund are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Notice of Annual Meeting of Stockholders, a joint Proxy Statement regarding the Annual Meetings, a proxy card for your vote at the Annual Meetings and a postage prepaid envelope in which to return your proxy or proxies are enclosed.

     At the Annual Meetings, the stockholders of each Fund will elect that Fund's Directors as set forth in the Notice of Annual Meeting of Stockholders and as explained in the joint Proxy Statement. There will also be an opportunity to discuss matters of interest to you as a stockholder. Your Fund's Directors recommend that you vote in favor of the nominees for Director, as applicable to the class of shares you hold.

     Your vote is very important to us. Thank you for your response and for your continued investment.

                                          Respectfully,

                                          Dawn-Marie Driscoll
                                          Keith R. Fox
                                          Martin J. Gruber
                                          Richard J. Herring
                                          Graham E. Jones
                                          Rebecca W. Rimel
                                          Philip Saunders, Jr.
                                          William N. Shiebler
                                          William N. Searcy, Jr.
                                          Jean Gleason Stromberg

SEPARATE PROXY CARDS ARE ENCLOSED FOR EACH FUND IN WHICH YOU OWN SHARES. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING FOR THEIR FUND ARE URGED TO SIGN THE PROXY CARD (UNLESS AUTHORIZING THEIR PROXIES BY TOUCH-TONE TELEPHONE OR THROUGH THE INTERNET) AND MAIL IT IN THE ENCLOSED POSTAGE PREPAID ENVELOPE SO AS TO ENSURE A QUORUM AT THE ANNUAL MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES.

                        DWS RREEF Real Estate Fund, Inc.
                      DWS RREEF Real Estate Fund II, Inc.

                    Notice Of Annual Meeting of Stockholders

     Please take notice that the Annual Meeting of Stockholders of each of DWS RREEF Real Estate Fund, Inc., a Maryland corporation ("RREEF I") and DWS RREEF Real Estate Fund II, Inc., a Maryland corporation ("RREEF II"), (each, a "Fund," and collectively, the "Funds") will be held at the offices of Deutsche Asset Management, Inc., 27th Floor, 345 Park Avenue, New York, New York 10154, on Wednesday, June 28, 2006 at 1:00 p.m. and 1:15 p.m., respectively, Eastern time, for the following purposes:

MATTERS TO BE VOTED ON BY ALL STOCKHOLDERS:

Proposal I:                      To consider and vote upon the election of Ms.
                                 Rebecca W. Rimel and Messrs. Philip Saunders,
                                 Jr. and William N. Searcy, Jr. as Class III
                                 Directors of each Fund, each to hold office for a term of three years and until her or his respective successor has been duly elected and qualifies.

MATTERS TO BE VOTED ON ONLY BY HOLDERS OF PREFERRED STOCK:

Proposal II:                     To consider and vote upon the election of Mr.
                                 Kenneth C. Froewiss as a Class III Director of each Fund to hold office for a term of three years and until his successor has been duly elected and qualifies.

     The appointed proxies will vote in their discretion on any other business as may properly come before the Annual Meetings or any postponements or adjournments thereof. Holders of record of shares of a Fund at the close of business on May 4, 2006 are entitled to vote at the Annual Meeting of their Fund and any postponements or adjournments thereof.

                                          By order of the Boards of Directors,

                                          [-s- John Millette]
                                          John Millette,
                                          Secretary

                                          May 31, 2006

IMPORTANT -- WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD(S) (UNLESS YOU ARE AUTHORIZING YOUR PROXY BY TOUCH-TONE TELEPHONE OR THROUGH THE INTERNET) AND RETURN IT OR THEM IN THE ENCLOSED ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD(S) MAY SAVE THE FUNDS THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE ANNUAL MEETING. INSTRUCTIONS FOR SIGNING THE PROXY CARD ARE LISTED IN APPENDIX A OF THIS JOINT PROXY STATEMENT. ALTERNATIVELY, YOU CAN AUTHORIZE YOUR PROXY BY TOUCH-TONE TELEPHONE OR THROUGH THE INTERNET BY FOLLOWING THE DIRECTIONS ON THE ENCLOSED PROXY CARD(S). IF YOU CAN ATTEND THE ANNUAL MEETING AND WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO.

                        DWS RREEF Real Estate Fund, Inc.
                      DWS RREEF Real Estate Fund II, Inc.

JOINT PROXY STATEMENT

GENERAL

     This joint Proxy Statement is furnished in connection with the solicitation of proxies by the Boards of Directors of DWS RREEF Real Estate Fund, Inc., a Maryland corporation ("RREEF I") and DWS RREEF Real Estate Fund II, Inc., a Maryland corporation ("RREEF II"), (each, a "Fund" and collectively, the "Funds") for use at the Annual Meeting of Stockholders of each Fund, to be held at the offices of Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Investment Manager"), 27th Floor, 345 Park Avenue, New York, New York 10154, on Wednesday, June 28, 2006 at 1:00 p.m. and 1:15 p.m., respectively, Eastern time, and at any postponements or adjournments thereof (collectively, the "Meeting").*

     This joint Proxy Statement, the Notice of Annual Meeting of Stockholders and the enclosed proxy card(s) are first being mailed to stockholders on or about June 2, 2006, or as soon as practicable thereafter. Any stockholder giving a proxy has the power to revoke it 1) in person at the Meeting or 2) by submitting a notice of revocation by mail (addressed to the Secretary at Two International Place, Boston, Massachusetts 02110) to the applicable Fund. Any stockholder giving a proxy may also revoke it by executing or authorizing a later-dated proxy by mail, touch-tone telephone or via the Internet. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, for the proposals referred to in the Proxy Statement. Also, all votes entitled to be cast will be cast in the proxies' discretion on any other matters as may properly come before the Meeting.

     The presence at any stockholders' meeting, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. If a proposal is to be voted on by only one class of a Fund's shares, a quorum of that class of shares must be present at the Meeting in order for the proposal to be considered. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes," if any, will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by a Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, stockholders are urged to forward their voting instructions promptly.

     The election of a Director of each Fund requires the affirmative vote of a majority of the shares of the Fund's stock outstanding and entitled to vote thereon. Abstentions and broker non-votes, if any, will have the effect of a vote against the election of a Director.

     Holders of record of shares of each Fund at the close of business on May 4, 2006 (the "Record Date") will be entitled to one vote per share on each matter as to which they are entitled to vote at the Meeting and any postponements or adjournments thereof.

     On the Record Date, the following number of shares were issued and outstanding for each class and series of each Fund:

     For RREEF I:

                                                                ISSUED AND
SHARES                                                          OUTSTANDING
------                                                        ---------------
Common Stock................................................  15,971,356.7847
Series A Preferred Stock....................................            3,200
Series B Preferred Stock....................................            3,200

---------------

*Each Annual Meeting is a separate meeting but they are referred to in this joint Proxy Statement together for simplicity as the Meeting.

     For RREEF II:

                                                                ISSUED AND
SHARES                                                          OUTSTANDING
------                                                        ---------------
Common Stock................................................  38,808,946.5822
Series A Preferred Stock....................................            2,800
Series B Preferred Stock....................................            2,800
Series C Preferred Stock....................................            2,800
Series D Preferred Stock....................................            2,800
Series E Preferred Stock....................................            2,800

     At the Meeting, common stockholders of each Fund will have equal voting rights (i.e., one vote per share) with each Fund's preferred stockholders as to matters on which they are entitled to vote. The preferred stockholders of each Fund will vote together with common stockholders of each Fund as a single class on Proposal I. Only the preferred stockholders of each Fund, voting in each case as a separate class, will vote on Proposal II.

     Each Fund provides periodic reports to all stockholders which highlight relevant information, including investment results and a review of portfolio changes. You may request an additional copy of the annual report for a Fund for the fiscal year ended December 31, 2005 without charge, by calling 800-349-4281, writing to the Fund at 345 Park Avenue, New York, New York 10154, or visiting the Funds' website at www.cef.dws-scudder.com.

PROPOSALS I AND II: ELECTION OF DIRECTORS

     Persons named as proxies on the accompanying proxy card(s) intend, in the absence of contrary instructions (i) with respect to the holders of common stock and preferred stock of each Fund, to vote all proxies "FOR" the election of the three nominees indicated in Proposal I and listed in "Information Concerning Nominees" as Directors of each Fund; and (ii) with respect to the holders of preferred stock of each Fund, to vote all proxies "FOR" the election of the nominee indicated in Proposal II and listed in "Information Concerning Nominees" as a Director of each Fund. If elected, Ms. Rimel and Messrs. Froewiss, Saunders and Searcy will each serve for a term of three years and until their respective successors have been duly elected and qualify or until they retire or resign. Mr. Shiebler, currently a Class III Director of each Fund, is not standing for re-election.

     All nominees have consented to stand for election and to serve if elected. If any such nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors of the applicable Fund to replace any such nominee. For election of Directors at the Meeting, the Board of Directors of each Fund has approved the nomination of the individuals listed on the following table.

     The table below summarizes the voting rights of the holders of common stock and preferred stock for each proposal.

                                                                   COMMON   PREFERRED
PROPOSALS                                                          SHARES    SHARES
---------                                                          ------   ---------
I.   Election of three Class III Directors by all stockholders of    X          X
     each Fund (Rebecca W. Rimel, Philip Saunders, Jr. and
     William N. Searcy, Jr. nominated for each Fund).............
II.  Election of one Class III Director by the holders of                       X
     preferred stock of each Fund (Kenneth C. Froewiss nominated for each Fund)..............................................

INFORMATION CONCERNING NOMINEES

     The following table sets forth certain information concerning each of the nominees for Director of each Fund. Each of the nominees, with the exception of Mr. Froewiss, is now a Director of each Fund. One of the nominees, Mr. Saunders, is anticipated to retire in 2007 pursuant to the Boards' retirement policy. Accordingly, if the nominees are elected, only three of the four nominees may be on a Board by the end of 2007. Unless otherwise noted, each of the nominees has engaged in the principal occupation listed in the following table for the past five years, but not necessarily in the same capacity. For election of Directors at the Meeting, the Boards of Directors has approved the nomination of the individuals listed in the following table.

CLASS III -- INDEPENDENT DIRECTORS/NOMINEES* TO SERVE UNTIL 2009 ANNUAL MEETINGS OF STOCKHOLDERS:

                                                                                                                           NUMBER OF
                                                                                                                           FUNDS IN
                                                                                                       AGGREGATE DOLLAR    THE FUND
                                                                                                        RANGE OF EQUITY     COMPLEX
                                                                                                       SECURITIES IN ALL   OVERSEEN
                                                                                                        FUNDS OVERSEEN     OR TO BE
                                                                                       DOLLAR RANGE    BY THE DIRECTOR/    OVERSEEN
NAME, YEAR OF BIRTH,                           PRINCIPAL OCCUPATION                      OF EQUITY        NOMINEE IN        BY THE
POSITION WITH THE FUNDS                     DURING THE PAST 5 YEARS AND                SECURITIES IN       THE FUND        DIRECTOR/
AND LENGTH OF TIME SERVED(1)       OTHER DIRECTORSHIPS HELD BY DIRECTOR/NOMINEE        EACH FUND(2)      COMPLEX(2)(3)      NOMINEE
----------------------------  -------------------------------------------------------  -------------   -----------------   ---------
Kenneth C. Froewiss**.......  Clinical Professor of Finance, NYU Stern School of       None            over $100,000          65
1945                          Business (1997-present); Director, Scudder Global High
Nominee                       Income Fund, Inc. (since 2001), DWS Global Commodities
                              Stock Fund, Inc. (since 2004), DWS New Asia Fund, Inc.
                              (since 1999), The Brazil Fund, Inc. (since 2000);
                              Member, Finance Committee, Association for Asian
                              Studies (2002-present); Director, Mitsui Sumitomo
                              Insurance Group (US) (2004-present); prior thereto,
                              Managing Director, J.P. Morgan (investment banking
                              firm) (until 1996).
Rebecca W. Rimel............  President and Chief Executive Officer, The Pew           None            over $100,000          86
1951                          Charitable Trusts (charitable foundation) (1994 to
Board member since inception  present); Trustee, Thomas Jefferson Foundation
of each Fund                  (charitable organization (1994 to present); Trustee,
                              Executive Committee, Philadelphia Chamber of Commerce
                              (2001 to present); Director, DWS Global High Income
                              Fund, Inc. (since October 2005), DWS Global Commodities
                              Stock Fund, Inc. (since October 2005). Formerly,
                              Executive Vice President, The Glenmede Trust Company
                              (investment trust and wealth management) (1983 to
                              2004); Board Member, Investor Education (charitable
                              organization) (2004-2005)
Philip Saunders, Jr. .......  Principal, Philip Saunders Associates (economic and      None            over $100,000          86
1935                          financial consulting) (since November 1988); Director,
Board member since inception  DWS Global High Income Fund, Inc. (since October 2005),
of each Fund                  DWS Global Commodities Stock Fund, Inc. (since October
                              2005). Formerly, Director, Financial Industry
                              Consulting, Wolf & Company (consulting) (1987-1988);
                              President, John Hancock Home Mortgage Corporation
                              (1984-1986); Senior Vice President of Treasury and
                              Financial Services, John Hancock Mutual Life Insurance
                              Company, Inc. (1982-1986)
William N. Searcy, Jr.......  Private investor since October 2003; Trustee of 7 open-  None            over $100,000          86
1946                          end mutual funds managed by Sun Capital Advisers, Inc.
Board member since inception  (since October 1998); Director, DWS Global High Income
of each Fund                  Fund, Inc. (since October 2005), DWS Global Commodities
                              Stock Fund, Inc. (since October 2005). Formerly,
                              Pension & Savings Trust Officer, Sprint Corporation(4)
                              (telecommunications) (November 1989-October 2003)

---------------

  * Director or Nominee for Director who is "independent" according to Section 121A of American Stock Exchange listing standards and who is not an "interested" person of the Funds, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act").

 ** To be elected only by the holders of preferred stock of each of RREEF I and RREEF II.

 (1) The mailing address of each Director with respect to Fund operations is 345 Park Avenue, New York, NY 10154.

 (2) The dollar ranges are: None, $1 -- $10,000, $10,001 -- $50,000,
     $50,001 -- $100,000, over $100,000. Within four years of a Director's appointment or election to the Board, the Director intends to own more than $250,000 in total of the funds overseen by the Board in the Fund Complex, valued at the time of purchase and inclusive of deferred compensation. All fund holdings information is as of December 31, 2005.

 (3) The total number of funds in the Fund Complex is 161.

 (4) A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

INFORMATION CONCERNING CONTINUING DIRECTORS

     The Board of Directors for each Fund is divided into three classes. The terms of Classes I and II Directors do not expire this year. The following table sets forth certain information regarding the Directors in such classes. Unless otherwise noted, each Director has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.

CLASS I -- CONTINUING INDEPENDENT DIRECTORS TO SERVE UNTIL 2007 ANNUAL MEETINGS OF STOCKHOLDERS:

                                                                                                       AGGREGATE DOLLAR
                                                                                                            RANGE          NUMBER OF
                                                                                                          OF EQUITY        FUNDS IN
                                                                                                      SECURITIES IN ALL    THE FUND
                                                                                      DOLLAR RANGE      FUNDS OVERSEEN      COMPLEX
NAME, YEAR OF                                     BUSINESS EXPERIENCE                   OF EQUITY     BY THE DIRECTOR IN   OVERSEEN
BIRTH, POSITION WITH THE FUNDS AND            DURING THE PAST 5 YEARS AND             SECURITIES IN        THE FUND         BY THE
LENGTH OF TIME SERVED(1)                  OTHER DIRECTORSHIPS HELD BY DIRECTOR        EACH FUND(2)      COMPLEX(2)(3)      DIRECTOR
----------------------------------  ------------------------------------------------  -------------   ------------------   ---------
Dawn-Marie Driscoll............     President, Driscoll Associates (consulting            None        over $100,000           63
1946                                firm); Executive Fellow, Center for Business
Board member since 2006             Ethics, Bentley College; formerly, Partner,
                                    Palmer & Dodge (1988-1990); Vice President of
                                    Corporate Affairs and General Counsel, Filene's
                                    (1978-1988). Directorships: Advisory Board,
                                    Center for Business Ethics, Bentley College;
                                    Board of Governors, Investment Company
                                    Institute; Member, Executive Committee of the
                                    Independent Directors Council of the Investment
                                    Company Institute; Southwest Florida Community
                                    Foundation (charitable organization); Director,
                                    DWS Global High Income Fund, Inc. (since October
                                    2005), DWS Global Commodities Stock Fund, Inc.
                                    (since October 2005)
Keith R. Fox...................     Managing General Partner, Exeter Capital              None        over $100,000           63
1954                                Partners (private equity funds). Directorships:
Board member since 2006             Progressive Holding Corporation (kitchen goods
                                    importer and distributor); Cloverleaf
                                    Transportation Inc. (trucking); Natural History,
                                    Inc. (magazine publisher); Box Top Media Inc.
                                    (advertising), DWS Global High Income Fund, Inc.
                                    (since October 2005), DWS Global Commodities
                                    Stock Fund, Inc. (since October 2005)
Martin J. Gruber...............     Nomura Professor of Finance, Leonard N. Stern         None        over $100,000           86
1937                                School of Business, New York University (since
Board member since inception of     September 1965); Director, Japan Equity Fund,
each Fund                           Inc. (since January 1992), Thai Capital Fund,
                                    Inc. (since January 2000) and Singapore Fund,
                                    Inc. (since January 2000) (registered investment
                                    companies), DWS Global High Income Fund, Inc.
                                    (since October 2005), DWS Global Commodities
                                    Stock Fund, Inc. (since October 2005). Formerly,
                                    Trustee, TIAA (pension funds) (January
                                    1996-January 2000); Trustee, CREF and CREF
                                    Mutual Funds (January 2000-March 2005);
                                    Chairman, CREF and CREF Mutual Funds (February
                                    2004-March 2005); and Director, S.G. Cowen
                                    Mutual Funds (January 1985-January 2001)

CLASS II -- CONTINUING INDEPENDENT DIRECTORS TO SERVE UNTIL 2008 ANNUAL MEETINGS OF STOCKHOLDERS:

                                                                                                  AGGREGATE DOLLAR
                                                                                                       RANGE          NUMBER OF
                                                                                                     OF EQUITY        FUNDS IN
                                                                                                 SECURITIES IN ALL    THE FUND
                                                                                                   FUNDS OVERSEEN      COMPLEX
NAME, YEAR OF BIRTH,                     PRINCIPAL OCCUPATION                DOLLAR RANGE OF     BY THE DIRECTOR IN   OVERSEEN
POSITION WITH THE FUNDS AND           DURING THE PAST 5 YEARS AND          EQUITY SECURITIES IN       THE FUND         BY THE
LENGTH OF TIME SERVED(1)         OTHER DIRECTORSHIPS HELD BY DIRECTOR          EACH FUND(1)        COMPLEX(2)(3)      DIRECTOR
---------------------------   -------------------------------------------  --------------------  ------------------   ---------
Richard J. Herring..........  Jacob Safra Professor of International       RREEF I --            over $100,000           86
                              Banking
1946                          and Professor, Finance Department, The       $10,001 - $50,000
Board member since inception  Wharton School, University of Pennsylvania   RREEF II --
of each Fund                  (since July 1972); Director, Lauder          $10,001 - $50,000
                              Institute of International Management
                              Studies (since July 2000); Co-Director,
                              Wharton Financial Institutions Center
                              (since July 2000); Director, DWS Global
                              High Income Fund, Inc. (since October
                              2005), DWS Global Commodities Stock Fund,
                              Inc. (since October 2005). Formerly, Vice
                              Dean and Director, Wharton Undergraduate
                              Division (July 1995-June 2000)
Graham E. Jones.............  Senior Vice President, BGK Realty, Inc.      RREEF I --            over $100,000           86
1933                          (commercial real estate) (since 1995);       None
Board member since inception  Director, DWS Global High Income Fund, Inc.  RREEF II --
of each Fund                  (since October 2005), DWS Global             $50,001 - $100,000
                              Commodities Stock Fund, Inc. (since October
                              2005). Formerly, Trustee of various
                              investment companies managed by Sun Capital
                              Advisers, Inc. (1998-2005), Morgan Stanley
                              Asset Management (1985-2001) and Weiss,
                              Peck and Greer (1985-2005)
Jean Gleason Stromberg......  Retired. Formerly, Consultant (1997-2001);   None                  over $100,000           63
1943                          Director, US Government Accountability
Board member since 2006       Office (1996-1997); Partner, Fulbright &
                              Jaworski, L.L.P. (law firm) (1978-1996).
                              Directorships: The William and Flora
                              Hewlett Foundation; Service Source, Inc.;
                              DWS Global High Income Fund, Inc. (since
                              October 2005), DWS Global Commodities Stock
                              Fund, Inc. (since October 2005). Former
                              Directorships: Mutual Funds Directors Forum
                              (2002-2004), American Bar Retirement
                              Association (funding vehicle for retirement
                              plans) (1987-1990 and 1994-1996)

---------------

(1) The mailing address of each Director with respect to Fund operations is 345 Park Avenue, New York, NY 10154.

(2) The dollar ranges are: None, $1 -- $10,000, $10,001 -- $50,000,
    $50,001 -- $100,000, over $100,000. Within four years of a Director's appointment or election to the Board, the Director intends to own more than $250,000 in total of the funds overseen by the Board in the Fund Complex, valued at the time of purchase and inclusive of deferred compensation. All fund holdings information is as of December 31, 2005.

(3) The total number of funds in the Fund Complex is 161.

REQUIRED VOTE

     The election of a Class III Director under Proposal I requires the affirmative vote of the holders of a majority of the applicable Fund's shares of common stock and preferred stock outstanding and entitled to vote thereon, voting together as a single class. The election of the Class III Director under Proposal II requires the affirmative vote of the holders of a majority of the applicable Fund's shares of preferred stock outstanding and entitled to vote thereon. THE BOARD OF DIRECTORS OF EACH FUND RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE NOMINEES.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act, as applied to a fund, require the fund's officers and Directors, investment manager, investment advisor, affiliates of the fund's investment manager and investment advisor, and persons who beneficially own more than ten percent of a registered class of the fund's outstanding securities ("Reporting Persons"), to file reports of ownership of the fund's securities and changes in such ownership with the Securities and Exchange Commission (the "SEC"). Such persons are required by SEC regulations to furnish the fund with copies of all such filings.

     Based on a review of reports filed by each Fund's Directors and officers, the Investment Manager, officers and directors of the Investment Manager and investment advisor, affiliated persons of the Investment Manager and the investment advisor and beneficial holders of 10% or more of each Fund's outstanding stock, and written representations by the Reporting Persons that no year-end reports were required for such persons, all filings required for the fiscal year ended December 31, 2005 were timely, except that Michael Colon and Vincent J. Esposito each filed a Form 3 late. Each has since made the necessary filing. As a convenience to the Directors, the Investment Manager assists them in making their Section 16 filings.

     As of the Record Date, one Director of the Funds, Dr. Herring, owned 900 shares of common stock of RREEF I and two Directors of the Funds, Dr. Herring and Mr. Jones, owned, respectively, 1,250 and 3,429 shares of common stock of RREEF II, in each case representing less than 1% of the outstanding shares of that Fund's common stock. No other Director owned shares of the Funds.

     To the knowledge of each Fund, as of the Record Date, no stockholder or "group," as that term is defined in Section 13(d) of the Securities Exchange Act of 1934, owned beneficially or of record more than 5% of the relevant Fund's outstanding shares.

BOARD MEETINGS -- COMMITTEES OF THE BOARDS OF DIRECTORS

     The Board of Directors of each Fund met 10 times during the fiscal year ended December 31, 2005. Each Director attended at least 75% of all meetings of the Boards of Directors and of all meetings of committees of the Boards on which he or she served as a regular member. As of December 31, 2005, each Board of Directors has an Audit Committee, an Expenses/Operations Committee, an Equity Oversight Committee, a Fixed Income Oversight Committee, a Legal/Regulatory/Compliance Committee, a Marketing/Shareholder Servicing Committee, a Nominating and Governance Committee and a Valuation Committee. The Boards do not have a compensation committee. The responsibilities of each Committee are described below.

AUDIT COMMITTEE

     The Audit Committee of each Board of Directors assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of each Fund. It also makes recommendations to the Boards as to the selection of the independent registered public accounting firm, reviews the methods, scope and results of the audits and audit fees charged, and reviews each Fund's internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the Funds, the Investment Manager and affiliates by the independent registered public accounting firm. Ms. Stromberg, Messrs. Fox, Jones and Searcy and Drs. Herring and Saunders (chair) currently serve as members of the Audit Committee. Each member of the Audit Committee is "independent" as defined in Section 121(A) of the listing standards of the American Stock Exchange, on which the common stock of each Fund is listed. The Audit Committee for each Fund met seven times during the fiscal year ended December 31, 2005.

     At a meeting held on December 1, 2005, the Audit Committees of RREEF I and of RREEF II appointed PricewaterhouseCoopers LLP ("PwC") to act as independent registered public accounting firm for each Fund for the fiscal year ended December 31, 2005. Each Fund's financial statements for the fiscal year ended December 31, 2005 were audited by PwC. The following table sets forth the aggregate fees billed for professional services rendered by PwC to the Funds:

FUND                   FISCAL YEAR ENDED     AUDIT FEES   TAX FEES   AUDIT -- RELATED FEES   ALL OTHER FEES
----                   -----------------     ----------   --------   ---------------------   --------------
RREEF I..............  December 31, 2004      $52,900      $8,105            $185                  $0
                       December 31, 2005      $56,200      $    0            $225                  $0
RREEF II.............  December 31, 2004      $52,900      $8,105            $185                  $0
                       December 31, 2005      $56,200      $    0            $225                  $0

     The fees disclosed under the caption "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation. The fees disclosed under the "Audit-Related Fees" were billed for services in connection with an assessment of internal controls and additional related procedures. The fees disclosed under the caption "All Other Fees" were billed for services provided pursuant to agreed upon procedures relating to each Fund's preferred stock.

     The following table shows the aggregate amount of fees that PwC billed during each Fund's last two fiscal years for non-audit services rendered to the Funds, DeAM, Inc. and any entity controlling, controlled by or under common control with DeAM, Inc. that provides ongoing services to the Funds (the "Affiliated Service Providers").

                                                        TOTAL NON-AUDIT FEES
                                                        BILLED TO INVESTMENT
                                                       MANAGER AND AFFILIATED       TOTAL NON-AUDIT
                                                       FUND SERVICE PROVIDERS        FEES BILLED TO
                                                        (ENGAGEMENTS RELATED       INVESTMENT MANAGER
                                         TOTAL            DIRECTLY TO THE         AND AFFILIATED FUND
                       FISCAL YEAR   NON-AUDIT FEES   OPERATIONS AND FINANCIAL   SERVICE PROVIDERS (ALL
                          ENDED      BILLED TO FUND    REPORTING OF THE FUND)      OTHER ENGAGEMENTS)     TOTAL OF (A), (B)
                       DECEMBER 31        (A)                   (B)                       (C)                  AND (C)
                       -----------   --------------   ------------------------   ----------------------   -----------------
RREEF I..............     2004           $8,105               $      0                  $253,272              $261,377
                          2005           $    0               $197,605                  $104,635              $302,240
RREEF II.............     2004           $8,105               $      0                  $253,272              $261,377
                          2005           $    0               $197,605                  $104,635              $302,240

     The Audit Committee approved in advance all audit services and non-audit services that PwC provided to the Funds, DeAM Inc. and any Affiliated Service Provider that related directly to the Funds' operations and financial reporting.

     In accordance with pre-approval procedures approved by the Audit Committee, the engagement of an independent registered public accounting firm to provide audit or non-audit services to the Funds is required to be approved by the Funds' Audit Committee or by the Audit Committee Chairman prior to the commencement of any such engagement. Further, the independent registered public accounting firm is required to report to the Audit Committee at each of its regular meetings all Fund services initiated since the last report was rendered, including a general description of the services and projected fees, and the means by which such Fund Services were approved by the Committee.

     Pursuant to "Procedures for Engagement of Independent Auditors for Audit and Non-Audit Services," approved by each Fund's Board of Directors, pre-approval procedures for the engagement of the independent registered public accounting firm to provide any Fund services or any Fund-related services are as follows: (1) a written request addressed to the Audit Committee is prepared detailing the proposed engagement with an explanation as to why the work is proposed to be performed by the independent registered public accounting firm and (2) if time reasonably permits, the request is included in the meeting materials for the upcoming Committee meeting where the Committee will discuss the proposed engagement and approve or deny the request. Should the request require more immediate action, the written request will be e-mailed, faxed or otherwise delivered to the Audit Committee, followed by a telephone call to the Chair of the Audit Committee. The Chair of the Audit Committee may approve or deny the request on behalf of the Audit Committee, or, in the Chair's discretion, determine to call a special meeting of the Audit Committee for the purpose of considering the proposal. Should the Chair be unavailable, any other member of the Audit Committee may serve as an alternate for the purpose of approving or denying the request.

     The Audit Committee for each Fund requested and received information from PwC about any non-audit services that PwC rendered during the Fund's last fiscal year to DeAM, Inc. and any Affiliated Service Provider. The Committee considered this in evaluating PwC's independence. Each Fund's Audit Committee gave careful consideration to the non-audit related services provided by PwC to: (1) each Fund, (2) DeAM, Inc. and (3) entities controlling, controlled by or under common control with DeAM, Inc. that provide ongoing services to the Funds. Based in part on certain representations and information provided by PwC, the Audit Committee determined that the provision of these services was compatible with maintaining PwC's independence.

     Representatives of PwC are not expected to be present at the Meeting, but will be available by telephone to respond to appropriate questions and to make a statement if they wish to do so.

AUDIT COMMITTEE REPORTS FOR DWS RREEF REAL ESTATE FUND, INC. AND DWS RREEF REAL ESTATE FUND II, INC.

     The Audit Committee of each of RREEF I and RREEF II has provided the following report separately for each Fund:

     In connection with the audited financial statements as of and for the year ended December 31, 2005 included in each Fund's Annual Report (the "Annual Report"), at a meeting held on February 22, 2006, the Audit Committee considered and discussed the audited financial statements with management and the independent registered public accounting firm, and discussed the audit of such financial statements with the independent registered public accounting firm. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). The independent registered public accounting firm provided to the Committee the written disclosure and the letter required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the Audit Committee discussed with representatives of the independent registered public accounting firm their firm's independence.

     The members of each Audit Committee of each Board of Directors are not professionally engaged in the practice of auditing or accounting and are not employed by the Funds for accounting, financial management or internal control. Moreover, each Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent registered public accounting firm. Accordingly, each Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, each Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of each Fund's financial statements has been carried out in accordance with generally accepted auditing standards or that the financial statements are presented in accordance with generally accepted accounting principles.

     Based on its consideration of the audited financial statements and the discussions referred to above with management and the independent registered public accounting firm and subject to the limitation on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, the Audit Committee of each Fund recommended to the Board of Directors of that Fund that the audited financial statements be included in the Fund's Annual Report.

     Submitted by the Audit Committee of each Fund's Board of Directors: Richard
J. Herring, Graham E. Jones, Philip Saunders, Jr. and William N. Searcy, Jr.

NOMINATING AND GOVERNANCE COMMITTEE

     The Nominating and Governance Committee, comprised of Mr. Jones and Mss. Rimel (chair) and Stromberg, makes recommendations to each Board on issues related to the composition and operation of the

Board, communicates with management on those issues and evaluates and nominates Board member candidates to the Board. The Nominating and Governance Committee for each Fund met five times during the fiscal year ended December 31, 2005. On April 11, 2006, the Nominating and Governance Committee recommended, and Independent Directors nominated, the Nominees presented in this Proxy Statement.

     In order to fill vacancies on the Board, the Committee also recommended the election by the Board of Directors of Dawn-Marie Driscoll and Keith R. Fox as Class I Directors of each Fund and Jean Gleason Stromberg as a Class II Director of each Fund. The Board of Directors elected Mr. Fox and Mss. Driscoll and Stromberg to the Board of each Fund, in each case to serve until his or her successor is duly elected and qualified or until he or she resigns or is otherwise removed. In determining to elect these individuals to the Board, each of whom is currently a Board member of other DWS fund Boards, the Board recognized that shareholders of some of the open-end DWS funds had been asked to elect a slate including these individuals as Board members at their May shareholder meetings as part of a process of combining the Boards of some of the DWS open-end funds and that the election by the Board of Mr. Fox and Mss. Driscoll and Stromberg, along with the proposed election by the shareholders of the Funds of Class III Directors of the Funds, would make the Board composition of the Funds closer to the composition of the Board for those open-end DWS funds. It is anticipated that moving the Funds more closely to the unified board structure of the open-end DWS funds will enhance effectiveness of Board oversight of the Funds. The Committee members and the Boards of the Funds were familiar with the qualifications of Mr. Fox and Mss. Driscoll and Stromberg from their considerations as Board members of DWS open-end funds. It is anticipated that after the Meeting Ms. Driscoll will become Chairman of the Board of each Fund. Ms. Driscoll has served as Chairman of certain open-end DWS fund Boards since 2004.

     The Board of Directors has adopted a written charter for the Nominating and Governance Committee, dealing exclusively with the Committee's nominating functions. A current copy of the Nominating and Governance Committee Charter is not available on the Funds' website but was included as Appendix B to the joint Proxy Statement for the 2004 Annual Meeting of Stockholders of the Funds.

     While the Committee is solely responsible for the selection and recommendation of candidates to the Board, the Committee may consider nominees recommended by Fund stockholders as it deems appropriate. Stockholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) to the Secretary of the Funds.

     Stockholder nominations shall be made pursuant to timely notice delivered in writing to the Secretary of the Funds. To be timely, any such notice by a stockholder of a Fund must be delivered to or mailed and received at the principal executive offices of the Funds not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting; provided, however, that in the event that the date of the mailing of the notice for the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of mailing of the notice for the preceding year's annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the 120th day prior to the date of mailing of the notice for such annual meeting and not later than the close of business on the later of the 90th day prior to the date of mailing of the notice for such annual meeting or the tenth day following the day on which public announcement of the date of mailing of the notice of such meeting is first made.

     Any such notice by a stockholder shall set forth (i) as to each person whom the stockholder proposes to nominate for election or re-election as a Director
(A) the name, age, business address and residence address of such person, (B) the class, series and number of shares, if any, of the capital stock of the Fund which are beneficially owned by such person, (C) whether such stockholder believes such person is, or is not, an "interested person" of the Fund, as such term is defined in the 1940 Act and information that is sufficient, in the discretion of the Board of Directors or any Committee thereof or any authorized person of the Fund, to make such determination and (D) all other information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors (even if an election contest is not involved) or is otherwise required pursuant to Regulation 14A under the Securities Exchange Act of 1934 or any successor regulation thereto (including without limitation such person's written consent to being named in the proxy statement as a nominee and to serving as a Director if elected and whether any person intends to seek reimbursement from the Fund of the expenses of any solicitation of proxies should such person be elected a Director of the Fund) and each Fund's Bylaws; and (ii) as to the stockholder giving the notice, (A) the name and address, as they appear on the Fund's books and the current name and address, if different and (B) the class, series and number of shares of the capital stock of the Fund which are beneficially owned. Other than as described above and as set forth in its charter, the Nominating and Governance Committee has not adopted a formal process for identifying and evaluating director nominees.

     The Committee believes that no specific qualifications or disqualifications are controlling or paramount, or that specific qualities or skills are a prerequisite for a candidate to possess. The Committee shall take into consideration such factors as it deems appropriate, including factors outlined in the Committee's charter in considering candidates. The Committee may from time to time establish specific requirements and/or additional factors to be considered for Board candidates as it deems necessary or appropriate.

     Any stockholder wishing to make any inquiries of the Boards of Directors should address such inquiries in writing (by certified mail, return receipt requested) to the Secretary of the Funds. Communications should be sent to the Board of Directors of RREEF Real Estate Fund, Inc. or RREEF Real Estate Fund II, Inc. c/o John Millette, Secretary to the Fund, Two International Place, Boston, Massachusetts 02110.

     Directors are invited to all stockholder meetings and are encouraged to attend stockholder meetings when these meetings coincide with meetings of the Boards of Directors. Effective as of April 2, 2004, the Board of Directors of each Fund has established a policy that at least one Director shall attend all stockholder meetings. All of the then-incumbent Directors personally attended the 2005 annual meetings of stockholders for RREEF I and RREEF II, at which the only proposals considered were with respect to the election of directors.

VALUATION COMMITTEE

     The Valuation Committee oversees the valuation of each Fund's securities and other assets. Drs. Herring, Gruber and Saunders and Mr. Fox are members of the Committee with all other Board members as alternates. The Valuation Committee met on behalf of RREEF I 11 times and on behalf of RREEF II 10 times during the fiscal year ended December 31, 2005.

EXPENSES/OPERATIONS COMMITTEE

     Each Board has an Expenses/Operations Committee (formerly, the Operations Committee), comprised of Ms. Driscoll, Messrs. Fox, Jones and Searcy and Dr. Saunders. The Expenses/Operations Committee, which met on behalf of each Fund six times during the fiscal year ended December 31, 2005, (i) monitors each Fund's total operating expense levels, (ii) oversees the provision of administrative services to each Fund, including the Fund's custody, Fund accounting, Fund auctions and insurance arrangements and (iii) reviews the brokerage practices for each Fund, including the implementation of related policies.

EQUITY OVERSIGHT COMMITTEE

     Each Board has an Equity Oversight Committee, comprised of Ms. Rimel and Drs. Gruber, Herring and Saunders, which oversees the investment activities of the Funds and the other DWS equity funds. The Equity Oversight Committee met on behalf of each Fund six times during the fiscal year ended December 31, 2005.

FIXED INCOME OVERSIGHT COMMITTEE

     Each Board has a Fixed Income Oversight Committee which reviews the performance of the DWS fixed income funds. Currently, the members of the Fixed Income Oversight Committee are Mss. Driscoll, Rimel and Stromberg and Messrs. Jones and Searcy. The Fixed Income Oversight Committee met on behalf of each Fund six times during the fiscal year ended December 31, 2005.

LEGAL/REGULATORY/COMPLIANCE COMMITTEE

     Each Board has a Legal/Regulatory/Compliance Committee which oversees the significant legal affairs of the Funds and general compliance matters relating to the Funds. Currently, the members of the Legal/ Regulatory/Compliance Committee are Mss. Driscoll, Rimel and Stromberg and Mr. Searcy. The Legal/ Regulatory/Compliance Committee met on behalf of each Fund six times during the fiscal year ended December 31, 2005.

MARKETING/SHAREHOLDER SERVICING COMMITTEE

     Each Board has a Marketing/Shareholder Servicing Committee which oversees the quality, costs and types of shareholder services provided to the Funds and their shareholders. Currently, the members of the Marketing/Shareholder Servicing Committee are Ms. Stromberg, Mr. Jones and Drs. Gruber and Herring. The Marketing/Shareholder Servicing Committee met on behalf of each Fund six times during the fiscal year ended December 31, 2005.

OFFICERS OF THE FUND

     The following persons are officers of the Funds:

                                POSITION WITH THE FUNDS AND         BUSINESS EXPERIENCE AND DIRECTORSHIPS
NAME AND DATE OF BIRTH             LENGTH OF TIME SERVED                   DURING THE PAST 5 YEARS
----------------------          ---------------------------  ----------------------------------------------------
Michael Colon.................  President of the Funds       Managing Director and Chief Operating Officer,
  12/09/69                      since 2006                   Deutsche Asset Management (since 1999).
Paul H. Schubert..............  Chief Financial Officer and  Managing Director, Deutsche Asset Management (since
  1/11/63                       Treasurer of the Funds       July 2004). Formerly, Executive Director, Head of
                                since 2004                   Mutual Fund Services and Treasurer for UBS Family of
                                                             Funds at UBS Global Asset Management (1998-2004);
                                                             Vice President and Director of Mutual Fund Finance
                                                             at UBS Global Asset Management (1994-1998).
John Millette.................  Vice President and           Director, Deutsche Asset Management (2002-present).
  8/23/62                       Secretary of the Funds       Formerly, Vice President, Deutsche Asset Management
                                since 2003                   (2000-2002); Assistant Vice President, Zurich
                                                             Scudder Investments (1999-2000).
Patricia DeFilippis...........  Assistant Secretary of the   Vice President, Deutsche Asset Management (since
  6/21/63                       Funds since 2005             June 2005); Counsel, New York Life Investment
                                                             Management LLC (2003-2005); legal associate, Lord,
                                                             Abbett & Co. LLC (1998-2003).
Elisa D. Metzger..............  Assistant Secretary of the   Director, Deutsche Asset Management (since September
  9/15/62                       Funds since 2005             2005); Counsel, Morrison and Foerster LLP
                                                             (1999-2005).
Caroline Pearson..............  Assistant Secretary of       Managing Director, Deutsche Asset Management.
  4/01/62                       RREEF I, since 2002; of
                                RREEF II, since 2003
Scott M. McHugh...............  Assistant Treasurer of the   Director, Deutsche Asset Management.
  9/13/71                       Funds since 2005
Kathleen Sullivan D'Eramo.....  Assistant Treasurer of the   Director, Deutsche Asset Management. Formerly,
  1/25/57                       Funds since 2003             Senior Vice President of Zurich Scudder Investments
                                                             (2000-2002); Vice President of Zurich Scudder
                                                             Investments and predecessor companies (1995-2000).
John Robbins..................  Anti-Money Laundering        Managing Director, Deutsche Asset Management (since
  4/8/66                        Compliance Officer of the    2005); formerly, Chief Compliance Officer and
                                Funds since 2005             Anti-Money Laundering Compliance Officer for GE
                                                             Asset Management (1999-2005).
Philip Gallo..................  Chief Compliance Officer of  Managing Director, Deutsche Asset Management (2003-
  8/2/62                        the Funds since 2004         present). Formerly, Co-Head of Goldman Sachs Asset
                                                             Management Legal (1994-2003).

                                POSITION WITH THE FUNDS AND         BUSINESS EXPERIENCE AND DIRECTORSHIPS
NAME AND DATE OF BIRTH             LENGTH OF TIME SERVED                   DURING THE PAST 5 YEARS
----------------------          ---------------------------  ----------------------------------------------------
A. Thomas Smith...............  Chief Legal Officer of the   Managing Director, Deutsche Asset Management (2004-
  12/14/56                      Funds since 2005             present); formerly, General Counsel, Morgan Stanley
                                                             and Van Kampen and Investments (1999-2004); Vice
                                                             President and Associate General Counsel, New York
                                                             Life Insurance Company (1994-1999); senior attorney,
                                                             The Dreyfus Corporation (1991-1993); senior
                                                             attorney, Willkie Farr & Gallagher LLP (1989-1991);
                                                             staff attorney, US Securities & Exchange Commission
                                                             and the Illinois Securities Department (1986-1989).

COMPENSATION OF DIRECTORS AND CERTAIN OFFICERS

     Officers of the Funds and Directors who are interested persons of the Funds do not receive any compensation from the Funds or any other fund in the DWS fund complex that is a U.S. registered investment company. Each of the other Directors is paid an annual retainer of $112,000 for service as a Director of the Funds and of certain other funds overseen by the Board of Directors that are advised by the Investment Manager or its affiliates, an aggregate fee of $3,000 for each meeting of such funds attended and an aggregate fee of $1,000 for each telephonic meeting of such funds attended. The chairman of the Board receives an additional retainer of $12,000 annually. The chair of the Audit Committee receives an additional aggregate fee of $5,000 annually. All Directors are reimbursed for the expenses of attendance at such meetings. In the column in the following table headed "Total Compensation From Fund Complex Paid to Directors," the compensation paid to each Director represents the aggregate amount paid to the Director by each Fund and such other funds that each Director serves or served. The Directors do not receive any pension or retirement benefits from the fund complex.

     The following Compensation Table provides, in tabular form, the following data:

     Column (1) All Directors who receive compensation from the Funds.

     Column (2) For RREEF I, aggregate compensation received by a Director from the Fund for the fiscal year ended December 31, 2005.

     Column (3) For RREEF II, aggregate compensation received by a Director from the Fund for the fiscal year ended December 31, 2005.

     Column (4) Total compensation for Directors and Nominees from the Fund Complex for the year ended December 31, 2005.

              (1)                        (2)                 (3)                    (4)
                                       RREEF I            RREEF II
                                      AGGREGATE           AGGREGATE
                                    COMPENSATION        COMPENSATION      TOTAL COMPENSATION FROM
                                  FROM THE FUND FOR   FROM THE FUND FOR    THE FUND COMPLEX FOR
                                   THE YEAR ENDED      THE YEAR ENDED         THE YEAR ENDED
DIRECTOR                          DECEMBER 31, 2005   DECEMBER 31, 2005   DECEMBER 31, 2005(2)(3)
--------                          -----------------   -----------------   -----------------------
Dawn-Marie Driscoll(4)..........          N/A                 N/A                $203,829
Keith R. Fox....................          N/A                 N/A                $184,829
Kenneth C. Froewiss(5)..........          N/A                 N/A                $129,687
Martin J. Gruber................       $2,414              $4,193                $135,000
Richard J. Herring(1)...........       $2,433              $4,229                $136,000
Graham E. Jones.................       $2,575              $4,509                $144,000
Rebecca W. Rimel(1).............       $2,635              $4,571                $146,280
Philip Saunders, Jr. ...........       $2,601              $4,559                $145,000
William N. Searcy...............       $2,680              $4,716                $150,500
Jean Gleason Stromberg..........          N/A                 N/A                $178,549

---------------

(1) Of the amounts payable to Ms. Rimel and Dr. Herring, $45,630 and $28,724, respectively, was deferred pursuant to a deferred compensation plan.

(2) Aggregate compensation reflects amounts paid to the Directors and Nominees, except Mr. Froewiss, for special meetings of ad hoc committees of the New York and Boston DWS Boards in connection with the possible consolidation of the various DWS Fund Boards and funds, meetings for considering fund expense simplification and other legal and regulatory matters. Such amounts totaled $3,000 for Dr. Gruber, $3,000 for Dr. Herring, $11,000 for Mr. Jones, $12,280 for Ms. Rimel, $3,500 for Dr. Saunders, $17,500 for Mr. Searcy, $26,280 for Ms. Driscoll, $25,280 for Mr. Fox and $18,000 for Ms. Stromberg. These meeting fees were borne by the DWS funds. Aggregate compensation also reflects amounts paid to the Boston DWS funds Board members for special meetings of the Boston DWS funds Board in connection with reviewing the Boston DWS funds' rebranding initiative to change to the DWS Family of Funds. Such amounts totaled $1,000 for each of Ms. Driscoll, Mr. Fox, Mr. Froewiss and Ms. Stromberg. The Boston DWS funds were reimbursed for these meeting fees by the Boston DWS funds' investment manager.

(3) During the calendar year 2005, the total number of New York DWS funds overseen by each Director was 55 funds. For Ms. Driscoll, Mr. Fox and Ms. Stromberg, who are DWS Boston fund Board members, total compensation includes compensation for service on the boards of 20 trusts/corporations comprised of 48 funds/portfolios. Mr. Froewiss currently serves on the boards of 23 trusts/corporations comprised of 46 funds/portfolios.

(4) Includes $19,000 in annual retainer fees in Ms. Driscoll's role as Chairman of the Board of the Boston DWS funds.

(5) Mr. Froewiss was appointed to the Boston DWS funds Board on September 15, 2005. His compensation includes fees received as a Board member of five DWS closed-end funds in 2005.

     None of the Independent Directors, the nominees or their family members had any interest in DeAM, Inc., RREEF America L.L.C ("RREEF"), or any person directly or indirectly controlling, controlled by, or under common control with DeAM, Inc. or RREEF as of December 31, 2005, except for holdings described under "Information Concerning Nominees."

     DeAM, Inc. supervises each Fund's investments, pays the compensation and certain expenses of its personnel who serve as Directors and Officers of each Fund, and receives a management fee for its services. Several of the Funds' Officers are also officers, directors or employees of DeAM, Inc. (see "The Investment Manager and Advisor"), although the Funds make no direct payments to them.

THE INVESTMENT MANAGER AND ADVISOR

     DeAM, Inc., with headquarters at 345 Park Avenue, New York, New York 10154, is the Funds' investment manager pursuant to an Investment Management Agreement. Subject at all times to the general supervision of the Funds' Boards of Directors, the Investment Manager is responsible for managing the Funds' affairs and supervising all aspects of the Funds' operations. The Investment Manager provides a full range of investment advisory services to retail and institutional clients. The Investment Manager is part of the United States asset management activities of Deutsche Bank AG. Deutsche Bank AG is a banking company with limited liability organized under the laws of the Federal Republic of Germany. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

     Pursuant to an Investment Advisory Agreement with DeAM, Inc., RREEF, with headquarters at 875 North Michigan Avenue, Suite 4100, Chicago, Illinois 60611, is the Funds' investment advisor. Subject to the general supervision of the Funds' Boards of Directors and the Investment Manager, RREEF is responsible for managing the investment operations of each Fund and the composition of each Fund's holdings of securities and other investments. RREEF was formed in 1975 and provides a full range of advisory services to primarily institutional clients, including corporate and public pension plans, foundations and endowments, Taft-Hartley funds, and private and public investment companies. RREEF, with corporate offices in Chicago, San Francisco and New York, is managed by more than 30 managing directors with an average of over 21 years of investment experience and employs approximately 100 real estate professionals. RREEF is the global real estate investment management arm of Deutsche Asset Management*, which is the global investment management business of Deutsche Bank AG. RREEF is one of the largest advisers of combined real property and real estate securities globally with more than 200 professionals and 2,000 employees worldwide.

OTHER MATTERS

     The Boards of Directors do not know of any matters to be brought before the Meeting other than those mentioned in this joint Proxy Statement. The appointed proxies will vote on any other business that comes before the Meeting or any postponement or adjournment thereof in accordance with their discretion.

MISCELLANEOUS

     Proxies will be solicited by mail and may be solicited in person or by telephone by officers of the Funds or personnel of DeAM, Inc. The Funds have retained Georgeson Shareholder Communications Inc. ("Georgeson"), 17 State Street, New York, New York 10004 to assist in the proxy solicitation and tabulation of votes. The cost of its services is estimated at $9,500 per Fund, plus expenses. The costs and expenses connected with the solicitation of the proxies and with any further proxies which may be solicited by the Funds' officers or Georgeson, in person or by telephone, will be borne by the Funds. The Funds will reimburse banks, brokers, and other persons holding the Funds' shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

     As the Meeting date approaches, certain stockholders may receive a telephone call from a representative of Georgeson if their votes have not been received. Authorization to permit Georgeson to execute proxies may be obtained by telephonic or electronically transmitted instructions from stockholders of the Funds. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Funds believe that these procedures are reasonably designed to ensure that both the identity of the stockholder casting the vote and the voting instructions of the stockholder are accurately determined.

     If a stockholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the stockholder may still submit the proxy card originally sent with this proxy statement or attend in person. Should stockholders require additional information regarding the proxy or a replacement proxy card, they may contact Georgeson toll-free at 1-800-905-7281. Any proxy given by a stockholder is revocable until voted at the Meeting.

     In the event that sufficient votes in favor of any proposal set forth in the Notice of Annual Meeting of Stockholders are not received by June 28, 2006, the persons named as appointed proxies on the enclosed proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the votes cast. The persons named as appointed proxies on the enclosed proxy card(s) will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made.

     If a quorum is not present at the Meeting, the stockholders entitled to vote at the Meeting, present in person or represented by proxy, will have the power to adjourn the Meeting from time to time, without notice other than announcement at the Meeting, to a date not more than 120 days after the Record Date, until a quorum is present or represented. At such adjourned meeting, at which a quorum is present or represented, any business which might have been transacted at the original Meeting may be transacted.

     The costs of any such additional solicitation and of any adjourned session will be borne by the Funds.

---------------

* Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeAM, Inc., Deutsche Investment Management Americas Inc., Investment Company Capital Corp., Deutsche Bank Trust Company Americas and DWS Trust Company.

STOCKHOLDER PROPOSALS

     Each of the Fund's current Bylaws provide that in order for a stockholder to nominate a candidate for election as a Director at an annual meeting of stockholders or propose business for consideration at such meeting, written notice containing the information required by the current Bylaws generally must be delivered to the Secretary of the applicable Fund, John Millette, c/o Deutsche Asset Management, Inc., Two International Place, Boston, Massachusetts, 02110, not less than 90 nor more than 120 days prior to the first anniversary of the mailing of the notice for the preceding year's annual meeting. Accordingly, a stockholder nomination or proposal intended to be considered at the 2007 Annual Meeting must be received by the Secretary of the applicable Fund on or after January 11, 2006, and prior to February 13, 2007. However, under the rules of the SEC, if a stockholder wishes to submit a proposal for possible inclusion in the applicable Fund's 2007 proxy statement pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, the applicable Fund must receive it on or before January 11, 2007. All nominations and proposals must be in writing and must conform to the requirements of the Bylaws of the applicable Fund.

                                          By order of the Boards of Directors,

                                          (-s- John Millette)
                                          John Millette,
                                          Secretary

Two International Place
Boston, Massachusetts 02110
May 31, 2006

                                                                      APPENDIX A

                      INSTRUCTIONS FOR SIGNING PROXY CARD

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

          1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

          2. Joint Accounts: Each party must sign, and the name or names of the party signing should conform exactly to the name shown in the registration on the proxy card.

          3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION                                                     VALID SIGNATURES
------------                                                     ----------------
Corporate Accounts
(1)  ABC Corp. ..........................................  ABC Corp.
(2)  ABC Corp. ..........................................  John Doe, Treasurer
(3)  ABC Corp.
     c/o John Doe, Treasurer.............................  John Doe
(4)  ABC Corp. Profit Sharing Plan.......................  John Doe, Trustee

Trust Accounts
(1)  ABC Trust...........................................  Jane B. Doe, Trustee
(2)  Jane B. Doe, Trustee
     u/t/d 12/28/78......................................  Jane B. Doe

Custodial or Estate Accounts
(1)  John B. Smith, Cust.
     f/b/o John B. Smith, Jr.
     UGMA................................................  John B. Smith
(2)  John B. Smith.......................................  John B. Smith, Jr., Executor

                                   (DWS LOGO)

DWS RREEF REAL ESTATE FUND, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF STOCKHOLDERS - JUNE 28, 2006
The undersigned hereby appoints Patricia DeFilippis, Caroline Pearson and John Millette, and each of them, as proxies of the undersigned, with the full power of substitution to each of them, to vote all shares of DWS RREEF Real Estate Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of DWS RREEF Real Estate Fund, Inc. to be held at the offices of Deutsche Asset Management, Inc., 27th Floor, 345 Park Avenue, New York, New York 10154, on Wednesday, June 28, 2006 at 1:00 p.m., Eastern time, and at any adjournments thereof.
(CONTINUED, AND TO BE SIGNED, ON THE REVERSE SIDE.)
P
R
O
X
Y
- TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE -
SEE REVERSE SIDE
DWS RREEF REAL ESTATE FUND, INC. OFFERS STOCKHOLDERS OF RECORD
THREE WAYS TO VOTE YOUR PROXY
YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU HAD RETURNED YOUR PROXY CARD. WE ENCOURAGE YOU TO USE THESE COST EFFECTIVE AND CONVENIENT WAYS OF VOTING, 24 HOURS A DAY, 7 DAYS A WEEK.
VOTING BY MAIL
Simply sign and date your
proxy card and return it in
the postage-paid envelope
to Georgeson Shareholder
Communications, Wall Street
Station, P.O. Box 1100, New
York, NY 10269-0646. If you
are voting by telephone or the
Internet, please do not mail
your proxy card.
TELEPHONE VOTING
This method of voting is
available for residents of the
U.S. and Canada. On a touch
tone telephone, call TOLL FREE
1-800-790-4577, 24 hours a day,
7 days a week. Have this proxy
card ready, then follow the
prerecorded instructions. Your
vote will be confirmed and cast
as you have directed. Available

24 hours a day, 7 days a week
until 5:00 p.m. Eastern Daylight
Time on June 27, 2006.
INTERNET VOTING
Visit the Internet voting Web site
at HTTP://PROXY.GEORGESON.COM.
Have this proxy card ready and
follow the instructions on your
screen. You will incur only your
usual Internet charges. Available
24 hours a day, 7 days a week
until 5:00 p.m. Eastern Daylight
Time on June 27, 2006.
- TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE -
THE ELECTION OF THREE DIRECTORS:
NOMINEES: CLASS III: REBECCA W. RIMEL, PHILIP SAUNDERS, JR.
AND WILLIAM N. SEARCY, JR.
(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below).
The Proxies are authorized to vote in their discretion on any other business which may properly come before the Annual Meeting and any adjournments thereof. Receipt of the Notice of Annual Meeting and the Proxy Statement, dated May 31, 2006, is hereby acknowledged.
X PLEASE MARK YOUR
VOTES AS INDICATED
IN THIS EXAMPLE.
Date , 2006
(Signature of Stockholder)
(Signature of joint owner, if any)
Please sign exactly as your name or names appear on this proxy card. Joint owners should EACH sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.
UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S
VOTE WILL BE CAST FOR THE ITEM LISTED BELOW.
FOR all the nominees
listed at left (EXCEPT
AS MARKED TO THE
CONTRARY BELOW)
WITHHOLD
AUTHORITY to vote
for the nominees
listed at left
PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS
REQUIRED.

DWS RREEF REAL ESTATE FUND, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF STOCKHOLDERS - JUNE 28, 2006
The undersigned hereby appoints Patricia DeFilippis, Caroline Pearson and John Millette, and each of them, as proxies of the undersigned, with the full power of substitution to each of them, to vote all shares of preferred stock of DWS RREEF Real Estate Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of DWS RREEF Real Estate Fund, Inc. to be held at the offices of Deutsche Asset Management, Inc., 27th Floor, 345 Park Avenue, New York, New York 10154, on Wednesday, June 28, 2006 at 1:00 p.m., Eastern time, and at any adjournments thereof.
(CONTINUED, AND TO BE SIGNED, ON THE REVERSE SIDE.)
P
R
O
X
Y
PLEASE DETACH PROXY CARD HERE
SEE REVERSE SIDE
THE ELECTION OF FOUR DIRECTORS:
NOMINEES: CLASS III: REBECCA W. RIMEL, PHILIP SAUNDERS, JR.,
WILLIAM N. SEARCY, JR. AND KENNETH C. FROEWISS
(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below).
The Proxies are authorized to vote in their discretion on any other business which may properly come before the Annual Meeting and any adjournments thereof. Receipt of the Notice of Annual Meeting and the Proxy Statement, dated May 31, 2006, is hereby acknowledged.
X PLEASE MARK YOUR
VOTES AS INDICATED
IN THIS EXAMPLE.
Date , 2006
(Signature of Stockholder)
(Signature of joint owner, if any)
Please sign exactly as your name or names appear on this proxy card. Joint owners should EACH sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.
UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S
VOTE WILL BE CAST FOR THE ITEM LISTED BELOW.
PLEASE DETACH PROXY CARD HERE
PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS
REQUIRED.
FOR all the nominees
listed at left (EXCEPT
AS MARKED TO THE
CONTRARY BELOW)
WITHHOLD
AUTHORITY to vote
for the nominees
listed at left

DWS RREEF REAL ESTATE FUND II, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF STOCKHOLDERS - JUNE 28, 2006
The undersigned hereby appoints Patricia DeFilippis, Caroline Pearson and John Millette, and each of them, as proxies of the undersigned, with the full power of substitution to each of them, to vote all shares of preferred stock of DWS RREEF Real Estate Fund II, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of DWS RREEF Real Estate Fund II, Inc. to be held at the offices of Deutsche Asset Management, Inc., 27th Floor, 345 Park Avenue, New York, New York 10154, on Wednesday, June 28, 2006 at 1:15 p.m., Eastern time, and at any adjournments thereof.
(CONTINUED, AND TO BE SIGNED, ON THE REVERSE SIDE.)
P
R
O
X
Y
PLEASE DETACH PROXY CARD HERE
SEE REVERSE SIDE
THE ELECTION OF FOUR DIRECTORS:
NOMINEES: CLASS III: REBECCA W. RIMEL, PHILIP SAUNDERS, JR.,
WILLIAM N. SEARCY, JR. AND KENNETH C. FROEWISS
(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below).
The Proxies are authorized to vote in their discretion on any other business which may properly come before the Annual Meeting and any adjournments thereof. Receipt of the Notice of Annual Meeting and the Proxy Statement, dated May 31, 2006, is hereby acknowledged.
X PLEASE MARK YOUR
VOTES AS INDICATED
IN THIS EXAMPLE.
Date , 2006
(Signature of Stockholder)
(Signature of joint owner, if any)
Please sign exactly as your name or names appear on this proxy card. Joint owners should EACH sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.
UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR THE ITEM LISTED BELOW.
PLEASE DETACH PROXY CARD HERE
PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS
REQUIRED.
FOR all the nominees
listed at left (EXCEPT
AS MARKED TO THE
CONTRARY BELOW)
WITHHOLD
AUTHORITY to vote
for the nominees
listed at left

DWS RREEF REAL ESTATE FUND II, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF STOCKHOLDERS - JUNE 28, 2006
The undersigned hereby appoints Patricia DeFilippis, Caroline Pearson and John Millette, and each of them, as proxies of the undersigned, with the full power of substitution to each of them, to vote all shares of DWS RREEF Real Estate Fund II, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of DWS RREEF Real Estate Fund II, Inc. to be held at the offices of Deutsche Asset Management, Inc., 27th Floor, 345 Park Avenue, New York, New York 10154, on Wednesday, June 28, 2006 at 1:15 p.m., Eastern time, and at any adjournments thereof.
(CONTINUED, AND TO BE SIGNED, ON THE REVERSE SIDE.)
P
R
O
X
Y

- TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE -
SEE REVERSE SIDE
DWS RREEF REAL ESTATE FUND II, INC. OFFERS STOCKHOLDERS OF RECORD
THREE WAYS TO VOTE YOUR PROXY
YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU HAD RETURNED YOUR PROXY CARD. WE ENCOURAGE YOU TO USE THESE COST EFFECTIVE AND CONVENIENT WAYS OF VOTING, 24 HOURS A DAY, 7 DAYS A WEEK.
VOTING BY MAIL
Simply sign and date your
proxy card and return it in the
postage-paid envelope
to Georgeson Shareholder
Communications, Wall Street
Station, P.O. Box 1100, New
York, NY 10269-0646. If you
are voting by telephone or the
Internet, please do not mail
your proxy card.
TELEPHONE VOTING
This method of voting is
available for residents of the
U.S. and Canada. On a touch
tone telephone, call TOLL FREE
1-800-482-9730, 24 hours a day,
7 days a week. Have this proxy
card ready, then follow the
prerecorded instructions. Your
vote will be confirmed and cast
as you have directed. Available

24 hours a day, 7 days a week
until 5:00 p.m. Eastern Daylight
Time on June 27, 2006.
INTERNET VOTING
Visit the Internet voting Web site
at HTTP://PROXY.GEORGESON.COM.
Have this proxy card ready and
follow the instructions on your
screen. You will incur only your
usual Internet charges. Available
24 hours a day, 7 days a week
until 5:00 p.m. Eastern Daylight
Time on June 27, 2006.
- TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE -
THE ELECTION OF THREE DIRECTORS:
NOMINEES: CLASS III: REBECCA W. RIMEL, PHILIP SAUNDERS, JR.
AND WILLIAM N. SEARCY, JR.
(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below).
The Proxies are authorized to vote in their discretion on any other business which may properly come before the Annual Meeting and any adjournments thereof. Receipt of the Notice of Annual Meeting and the Proxy Statement, dated May 31, 2006, is hereby acknowledged.
X PLEASE MARK YOUR
VOTES AS INDICATED
IN THIS EXAMPLE.
Date , 2006
(Signature of Stockholder)
(Signature of joint owner, if any)
Please sign exactly as your name or names appear on this proxy card. Joint owners should EACH sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.
UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S
VOTE WILL BE CAST FOR THE ITEM LISTED BELOW.
FOR all the nominees
listed at left (EXCEPT
AS MARKED TO THE
CONTRARY BELOW)
WITHHOLD
AUTHORITY to vote
for the nominees
listed at left
PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS
REQUIRED.